UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 22, 2011

MACC PRIVATE EQUITIES INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-24412	42-1421406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Second Street SE, Suite 800, Cedar Rapids, Iowa	52401
(Address of Principal Executive Offices)	(Zip Code)

(319) 363-8249
Registrant’s Telephone Number, Including Area Code

2533 South Coast Highway 101, Suite 240, Cardiff-By-The-Sea, California 92007
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Pursuant to Rule 13a-14a of the Securities Exchange Act of 1934, as amended (the “Rule”), MACC Private Equities Inc. (the “Company”) has included the requisite certifications from its principal executive and financial officers with each of its periodic reports occurring on or after August 14, 2003 (the “Section 302 Certifications”).  The Company has recently discovered that the Section 302 Certifications the Company has been filing with its periodic reports has included a typographical error and therefore the Company’s Section 302 Certifications have complied with the Rule in substance, but not in form.

The Company omitted the phrase “material weaknesses” in Section 5(a) of the Section 302 Certifications it has filed since August 13, 2003.  This omission was merely an oversight.  The Company has not had any material weaknesses in the design and operation of internal control over financial reporting except for those disclosed in the periodic reports for the year ended December 31, 2010 and for the quarter ended March 31, 2011.

Included with this report are revised Section 302 Certifications (the “Revised Section 302 Certifications”) for each of the Company’s periodic reports as required on or after August 14, 2003.  The Revised Section 302 Certifications now include the language required by the Rule.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

31.1	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2003.
31.2	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2003.
31.3	Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2003.
31.4	Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2003.
31.5	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2003.
31.6	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2003.
31.7	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2004.
31.8	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2004.
31.9	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2004.
31.10	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2004.
31.11	Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2004.
31.12	Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2004.
31.13	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2004.
31.14	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2004.
31.15	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2005.
31.16	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2005.
31.17	Section 302 Certification of David R. Schroder for the Form 10-K/A for the year ended September 30, 2004.
31.18	Section 302 Certification of Robert A. Comey for the Form 10-K/A for the year ended September 30, 2004.
31.19	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2005.
31.20	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2005.
31.21	Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2005.
31.22	Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2005.
31.23	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2005.
31.24	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2005.
31.25	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2006.
31.26	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2006.
31.27	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2006.
31.28	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2006.
31.29	Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2006.
31.30	Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2006.
31.31	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 30, 2006.
31.32	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 30, 2006.
31.33	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2007.
31.34	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2007.
31.35	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2007.
31.36	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2007.
31.37	Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2007.
31.38	Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2007.
31.39	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2007.
31.40	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2007.

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31.41	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2008.
31.42	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2008.
31.43	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2008.
31.44	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2008.
31.45	Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2008.
31.46	Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2008.
31.47	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2008.
31.48	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2008.
31.49	Section 302 Certification of David R. Schroder for the Form 10-Q/A for the quarter ended December 31, 2008.
31.50	Section 302 Certification of Robert A. Comey for the Form 10-Q/A for the quarter ended December 31, 2008.
31.51	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2009.
31.52	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2009.
31.53	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2009.
31.54	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2009.
31.55	Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2009.
31.56	Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2009.
31.57	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2009.
31.58	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2009.
31.59	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2010.
31.60	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2010.
31.61	Section 302 Certification of David R. Schroder for the Form 10-Q/A for the quarter ended December 31, 2009.
31.62	Section 302 Certification of Robert A. Comey for the Form 10-Q/A for the quarter ended December 31, 2009.
31.63	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2010.
31.64	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2010.
31.65	Section 302 Certification of David R. Schroder for the Form 10-Q/A for the quarter ended June 30, 2010.
31.66	Section 302 Certification of Robert A. Comey for the Form 10-Q/A for the quarter ended June 30, 2010.
31.67	Section 302 Certification of David R. Schroder for the Form 10-Q/A (Amendment No. 2) for the quarter ended June 30, 2010.
31.68	Section 302 Certification of Robert A. Comey for the Form 10-Q/A (Amendment No. 2) for the quarter ended June 30, 2010.
31.69	Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2010.
31.70	Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2010.
31.71	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2010.
31.72	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2010.
31.73	Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2011.
31.74	Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACC PRIVATE EQUITIES INC.

Date: June 22, 2011	By:	/s/ David R. Schroder
David R. Schroder
President and Principal Executive Officer

EXHIBITS LIST

Exhibit Name	Exhibit Number

Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2003.	31.1
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2003.	31.2
Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2003.	31.3
Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2003.	31.4
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2003.	31.5
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2003.	31.6
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2004.	31.7
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2004.	31.8
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2004.	31.9
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2004.	31.10
Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2004.	31.11
Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2004.	31.12
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2004.	31.13
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2004.	31.14
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2005.	31.15
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2005.	31.16
Section 302 Certification of David R. Schroder for the Form 10-K/A for the year ended September 30, 2004.	31.17
Section 302 Certification of Robert A. Comey for the Form 10-K/A for the year ended September 30, 2004.	31.18
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2005.	31.19
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2005.	31.20
Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2005.	31.21
Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2005.	31.22
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2005.	31.23
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2005.	31.24
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2006.	31.25
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2006.	31.26
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2006.	31.27
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2006.	31.28

Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2006.	31.29
Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2006.	31.30
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 30, 2006.	31.31
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 30, 2006.	31.32
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2007.	31.33
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2007.	31.34
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2007.	31.35
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2007.	31.36
Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2007.	31.37
Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2007.	31.38
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2007.	31.39
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2007.	31.40
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2008.	31.41
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2008.	31.42
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2008.	31.43
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2008.	31.44
Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2008.	31.45
Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2008.	31.46
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2008.	31.47
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2008.	31.48
Section 302 Certification of David R. Schroder for the Form 10-Q/A for the quarter ended December 31, 2008.	31.49
Section 302 Certification of Robert A. Comey for the Form 10-Q/A for the quarter ended December 31, 2008.	31.50
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2009.	31.51
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2009.	31.52
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2009.	31.53
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2009.	31.54
Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2009.	31.55
Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2009.	31.56
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2009.	31.57
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2009.	31.58

Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2010.	31.59
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2010.	31.60
Section 302 Certification of David R. Schroder for the Form 10-Q/A for the quarter ended December 31, 2009.	31.61
Section 302 Certification of Robert A. Comey for the Form 10-Q/A for the quarter ended December 31, 2009.	31.62
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended June 30, 2010.	31.63
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended June 30, 2010.	31.64
Section 302 Certification of David R. Schroder for the Form 10-Q/A for the quarter ended June 30, 2010.	31.65
Section 302 Certification of Robert A. Comey for the Form 10-Q/A for the quarter ended June 30, 2010.	31.66
Section 302 Certification of David R. Schroder for the Form 10-Q/A (Amendment No. 2) for the quarter ended June 30, 2010.	31.67
Section 302 Certification of Robert A. Comey for the Form 10-Q/A (Amendment No. 2) for the quarter ended June 30, 2010.	31.68
Section 302 Certification of David R. Schroder for the Form 10-K for the year ended September 30, 2010.	31.69
Section 302 Certification of Robert A. Comey for the Form 10-K for the year ended September 30, 2009.	31.70
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended December 31, 2010.	31.71
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended December 31, 2010.	31.72
Section 302 Certification of David R. Schroder for the Form 10-Q for the quarter ended March 31, 2011.	31.73
Section 302 Certification of Robert A. Comey for the Form 10-Q for the quarter ended March 31, 2011.	31.74